AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVA
                   Supplement to Prospectus dated May 1, 1997

   The prospectus is amended to disclose that, on September 13th, the Board of Directors of Ameritas Life Insurance Corp. ("Ameritas") voted to approve a plan of reorganization ("Proposed Plan") pursuant to the Nebraska Mutual Insurance Holding Company Act, Neb. Rev. Stat. ss.ss.44-6122 through 44-6142 ("the Act"). The Proposed Plan would allow Ameritas, upon approval of the Director of the Nebraska Department of Insurance ("Director") and two-thirds of the eligible policyholders voting at a meeting of Ameritas policyholders, to reorganize by forming a mutual holding company, merging policyholders' membership interests into the mutual holding company, and continuing the mutual insurer's corporate existence as a stock insurer subsidiary of the mutual insurance holding company, pursuant to the Act. Policyholders of record on September 13, 1997, will be eligible to vote on any Order of Approval issued by the Director. Ownership of the Separate Account by Ameritas is not affected by the Proposed Plan.

   The date of this Supplement is September 15, 1997.